October 25, 2004

Third Quarter 2004 Earnings Call

NASDAQ: “CCBI”

This presentation may include forward-looking statements related to the plans, beliefs and goals of the Company, its subsidiaries, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally;
the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; changes in the securities markets. The Company undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Regulation FD

28th Largest Thrift in U.S., 6th Largest in CA (source: SNL
Datasource).

CCB was the fastest growing savings institution in
California over the 36 months ended 6/30/04 (source
www.fdic.gov).

3rd largest multi-family originator in CA with 4.6% market
share for the 12 months ended 6/30/04 (source: Dataquick Information
Systems).

One of California’s premier community-based retail
deposit franchises.

Amongst the most efficient operations in the industry.

Franchise Positioned for Strong Growth

Statewide Presence

21 Southern California

     Banking Offices

           (#21 opened in Beverly Hills on October 4, 2004

          #22 opens in San Mateo in early 2005

          #23 opens in Newport Coast in mid-2005)

11 Statewide Loan Offices

CCBI Highlights

Financial Position

Sept 30, 2004

June 30, 2004

Total Assets

$4.97 billion

$4.74 billion

Loans Held for Investment

$3.86 billion

$3.65 billion

Deposits

$2.30 billion

$2.44 billion

Equity

$609 million

$583 million

Tangible Equity

$245 million

$219 million

Quarter Ended

Quarter Ended

Financial Results

9/30/2004

6/30/2004

Net Income

$18.0 million

$10.9 million

Return on Average Equity

12.02%

17.66%

Return on Avg.Tang. Equity

30.55%

32.58%

Return on Average Assets

1.50%

1.57%

Net Interest Margin

3.49%

3.51%

Efficiency Ratio

30.59%

25.34%

Total Loan Originations

$583 million

$467 million

$0.17

$0.19

$0.22

$0.28

$0.32

$-

$0.05

$0.10

$0.15

$0.20

$0.25

$0.30

$0.35

9/03

12/03

3/04

6/04

9/04

Diluted Earnings per Share

(1) AGR – Annual Growth Rate 9/03 to 9/04

Superior Earnings Performance

Profitability Ratios

$2.78

$2.97

$3.35

$4.13

$4.51

$-

$1.00

$2.00

$3.00

$4.00

$5.00

9/03

12/03

3/04

6/04

9/04

Tangible Book Value per Share

(1) AGR – Annual Growth Rate 9/03 to 9/04

Profitability Ratios

$3.22

$3.41

$3.78

$10.97

$11.20

$-

$2.00

$4.00

$6.00

$8.00

$10.00

$12.00

9/03

12/03

3/04

6/04

9/04

Book Value Per Share

Profitability Ratios

1.58%

1.56%

1.56%

1.57%

1.50%

0.0%

0.5%

1.0%

1.5%

2.0%

9/03

12/03

3/04

6/04

9/04

Return on Average Assets

Profitability Ratios

27.9%

28.6%

29.9%

32.6%

30.6%

0%

5%

10%

15%

20%

25%

30%

35%

9/03

12/03

3/04

6/04

9/04

Return on Average Tangible Equity

Profitability Ratios

23.8%

24.8%

26.3%

17.7%

12.0%

0%

5%

10%

15%

20%

25%

30%

9/03

12/03

3/04

6/04

9/04

Return on Average Equity

($ in billions)

Balance Sheet Growth

$1.45

$1.72

$1.96

$4.74

$4.97

$-

$1

$2

$3

$4

$5

9/03

12/03

3/04

6/04

9/04

Total Assets

Loan Originations Support
Balance Sheet Growth

($ in millions)

$243.4

$274.9

$230.1

$418.9

$545.0

$-

$100

$200

$300

$400

$500

$600

9/03

12/03

3/04

6/04

9/04

Core Loan Originations

Balance Sheet Growth

89%

$861.8

89%

$1,052.5

87%

$1,202.0

56%

$3,699.6

57%

$3,911.2

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

$3,500

$4,000

9/03

12/03

3/04

6/04

9/04

Loans Held for Investment

Multi-Family

All other loans

J

a

Loan Portfolio Mix

Loans Held for Investment

$56 mm

Land

1%

$214 mm

Construction

5%

$2,235 mm

Multi-Family

57%

$435 mm

Commercial RE

11%

$958 mm

Single Family

25%

$13 mm

Business Loans

<1%

Nationwide

(1)

Western Region

(1)

CCBI

Multi-family

0.12%

0.05%

0.02%

Single-family

0.55%

0.52%

0.46%

Commercial Real Estate

0.77%

0.73%

0.00%

Construction and Land Loans

0.75%

0.92%

0.00%

(1) Based upon 6/30/04 Thrift Financial Reports for nationwide savings institutions

Noncurrent Loans to

Total Loans

Multi-family, Single-family, Commercial Real Estate, Construction and

Land Loans account for 99.7% of the Company's total loans.

Asset Quality of Real Estate Loans

Multi-Family

                                Loan to Value                                 68.7%

                                Debt Coverage Ratio                      1.28:1

Commercial RE

                                Loan to Value                                 65.7%

                                Debt Coverage Ratio                      1.33:1

Single-Family Residential

                                Loan to Value                                 64.4%

Values are weighted average ratios, at origination

LTV and DCR of Third Quarter 2004
Originations

3/01
6/01
9/01
12/01
3/02
6/02
9/02
12/02
3/03
6/03
9/03
12/03
3/04
6/04
9/04

Consistent Underwriting

Multi-family and Commercial real estate loan originations by average LTV and DCR

1.29

1.28

1.35

1.32

1.32

1.30

1.27

1.31

1.30

1.33

1.31

1.30

1.33

1.29

1.29

68.4%

67.8%

67.2%

65.1%

66.7%

67.8%

69.7%

69.7%

68.5%

68.4%

70.4%

70.6%

70.0%

68.9%

69.1%

0.50

0.75

1.00

1.25

1.50

Debt Coverage Ratio

Loan to Value

14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
Sep-88
Sep-89
Sep-90
Sep-91
Sep-92
Sep-93
Sep-94
Sep-95
Sep-96
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Time
12 MAT
1yr CMT
6mo Libor
6m CMT
Prime
Fed Funds

Interest Rate Comparison

(Interest Rate, in percent)

CCBI’s loan rates adjust based on 12MAT, 1yr CMT, 6mo LIBOR, 6mo CMT and Prime, plus a margin

0.0

0.5

1.0

1.5

2.0

2.5

Jan-03

Apr-03

Jul-03

Oct-03

Jan-04

Apr-04

Jul-04

Oct-04

Jan-05

Apr-05

Actual

Forecasted

Note: October 2004 1 Year CMT calculated as of October 21, 2004

(Index Rate, in percent)

Historical and Forecasted 1 Year CMT

Investment Securities

31%

33%

26%

11%

10%

0%

5%

10%

15%

20%

25%

30%

35%

9/03

12/03

3/04

6/04

9/04

Securities to Total Assets

($ in millions)

Changing Deposit Mix

57%

$2,298.6

60%

$566.4

65%

$645.6

50%

$736.3

52%

$2,443.9

$-

$500

$1,000

$1,500

$2,000

$2,500

9/03

12/03

3/04

6/04

9/04

Total Deposits

Transaction Accounts

Time Deposits

Deposit Composition

$173 mm

Demand Deposits

8%

$718 mm

Money Market

Deposits

31%

$294 mm

Savings Deposits

13%

$1,114 mm

Time Deposits

48%

Capital Ratios

6.63%

5.92%

5.81%

12.29%

12.26%

0%

2%

4%

6%

8%

10%

12%

14%

9/03

12/03

3/04

6/04

9/04

Equity to Assets

5.73%

5.17%

5.14%

4.62%

4.94%

0%

2%

4%

6%

9/03

12/03

3/04

6/04

9/04

Tangible Equity to Assets

Capital Ratios

5.78%

5.20%

5.17%

5.00%

5.33%

0%

2%

4%

6%

9/03

12/03

3/04

6/04

9/04

Tangible Equity to Tangible Assets

Bank Capital Ratio

8.28%

7.97%

7.87%

7.58%

7.63%

0%

2%

4%

6%

8%

10%

9/03

12/03

3/04

6/04

9/04

Tier 1 Core Capital Ratio

Operating Performance

($ in millions)

$18.5

$20.9

$23.4

$36.6

$60.6

$0

$10

$20

$30

$40

$50

$60

$70

9/03

12/03

3/04

6/04

9/04

Total Revenues

($ in millions)

Operating Performance

$10.8

$12.4

$13.8

$22.9

$37.9

$-

$5

$10

$15

$20

$25

$30

$35

$40

9/03

12/03

3/04

6/04

9/04

Net Interest Income

Operating Performance

3.33%

3.23%

3.14%

3.51%

3.49%

0%

1%

2%

3%

4%

9/03

12/03

3/04

6/04

9/04

Net Interest Margin

Operating Performance

$1.49

$1.43

$1.82

$2.97

$3.62

$0

$1

$2

$3

$4

9/03

12/03

3/04

6/04

9/04

Noninterest Income

($ in millions)

Operating Performance Ratios

1.00%

0.90%

0.89%

0.94%

1.05%

0.0%

0.2%

0.4%

0.6%

0.8%

1.0%

1.2%

9/03

12/03

3/04

6/04

9/04

G&A to Average Assets

Operating Performance Ratios

27.6%

25.8%

25.9%

25.3%

30.6%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

35.0%

9/03

12/03

3/04

6/04

9/04

Efficiency Ratio

($ in millions)

Earnings Performance

$5.4

$6.2

$7.1

$10.9

$18.0

$0

$2

$4

$6

$8

$10

$12

$14

$16

$18

$20

9/03

12/03

3/04

6/04

9/04

Quarterly Net Income

October 25, 2004

NASDAQ: “CCBI”

Third Quarter 2004 Earnings Call